As filed with the Securities and Exchange Commission on February 18, 2000.
                                                      Registration No. 333-_____
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                                IVAX CORPORATION
             (Exact name of registrant as specified in its charter)

                                 --------------
           FLORIDA                                         16-1003559
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 --------------

                IVAX CORPORATION 1997 EMPLOYEE STOCK OPTION PLAN

                                 --------------
                              (Full Title of Plan)

                              CAROL GILLESPIE, ESQ.
                     SENIOR VICE PRESIDENT - GENERAL COUNSEL
                                IVAX CORPORATION
                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    COPY TO:
                              STEVEN D. RUBIN, ESQ.
                         STEARNS WEAVER MILLER WEISSLER
                           ALHADEFF & SITTERSON, P.A.
                       150 WEST FLAGLER STREET, SUITE 2200
                              MIAMI, FLORIDA 33130
                                 (305) 789-3200

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                  PROPOSED              PROPOSED
                                             AMOUNT                MAXIMUM               MAXIMUM             AMOUNT OF
       TITLE OF SECURITIES                    TO BE            OFFERING PRICE           AGGREGATE          REGISTRATION
         TO BE REGISTERED                  REGISTERED           PER SHARE (1)       OFFERING PRICE(1)           FEE
--------------------------------------------------------------------------------------------------------------------------
   Common Stock, $.10 par value        4,000,000 shares(2)         $34.53             $138,120,000           $36,463.68
==========================================================================================================================

(1) Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low sales prices of the Common Stock on February 15, 2000, as reported on the American Stock Exchange.
(2) This Registration Statement also relates to such indeterminate number of additional shares of Common Stock of the Registrant as may be issuable as a result of stock splits, stock dividends, recapitalizations, mergers, reorganizations, combinations or exchanges of shares or other similar events.

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

INCORPORATION OF FORM S-8 REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8 (No.333-42997) filed by IVAX Corporation, a Florida corporation (the "Registrant"), with the Securities and Exchange Commission, dated December 22, 1997, with respect to the registration of shares of the Registrant's common stock, par value $.10 per share, which may be issued under the IVAX Corporation 1997 Employee Stock Option Plan, are incorporated herein by this reference.

        EXHIBITS
        --------
           5      Opinion of Stearns Weaver Miller Weissler Alhadeff &
                  Sitterson, P.A.

          23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

          23.2    Consent of Arthur Andersen LLP.

          24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 17th day of February, 2000.

                             IVAX CORPORATION

                             By: /s/ PHILLIP FROST, M.D.
                                 -----------------------------------------------
                                     Phillip Frost, M.D., Chairman of the Board
                                      and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip Frost, M.D. and Neil Flanzraich, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                     TITLE                                        DATE
---------                                     -----                                        ----
/s/ PHILLIP FROST, M.D.                       Chairman of the Board                        February 17, 2000
--------------------------                    and Chief Executive Officer
Phillip Frost, M.D.                           (Principal Executive Officer)

/s/ THOMAS E. BEIER                           Chief Financial Officer (Principal           February 17, 2000
--------------------------                    Financial Officer)
Thomas E. Beier

/s/ THOMAS E. McCLARY                         Vice President-accounting (Principal         February 17, 2000
---------------------------                   Accounting Officer)
Thomas E. McClary

                                              Director
---------------------------
Mark Andrews

/s/ ERNST BIEKERT, PH.D.                      Director                                     February 17, 2000
---------------------------
Ernst Biekert, Ph.D.

                                              Director
---------------------------
Charles M. Fernandez

SIGNATURE                                     TITLE                                        DATE
---------                                     -----                                        ----
/s/ JACK FISHMAN, PH.D.                       Director                                     February 17, 2000
---------------------------
Jack Fishman, Ph.D

/s/ NEIL FLANZRAICH                           Director, President and                      February 17, 2000
---------------------------                   Vice Chairman
Neil Flanzraich

/s/ JANE HSIAO, PH.D.                         Director and Vice Chairman -                 February 17, 2000
---------------------------                   Technical Affairs
Jane Hsiao, Ph.D.

                                              Director and Deputy Chief
---------------------------                   Executive Officer
Isaac Kaye

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
  5.1     Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

 23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

 23.2     Consent of Arthur Andersen LLP.

 24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).